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Exhibit 99.1

        RES-CARE, INC.

LETTER OF TRANSMITTAL

For Tender of All Outstanding
10.75% Senior Notes Due 2019
in Exchange For
10.75% Senior Notes Due 2019
Which Have Been Registered Under The Securities Act of 1933

Pursuant to the Prospectus
Dated April             , 2011

THE EXCHANGE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON , 2011, UNLESS THE EXCHANGE OFFER IS EXTENDED.

To: WELLS FARGO BANK, NATIONAL ASSOCIATION
(The "Exchange Agent")

By Overnight Courier or Regular Mail:	By Registered or Certified Mail:	By Hand:
Wells Fargo Bank, National Association	Wells Fargo Bank, National Association	Wells Fargo Bank, National Association
MAC N9303-121 Corporate Trust Operations Sixth Street & Marquette Avenue Minneapolis, MN 55479	MAC N9303-121 Corporate Trust Operations P.O. Box 1517 Minneapolis, MN 55480	Corporate Trust Operations Northstar East Bldg. – 12th Floor 608 Second Avenue South Minneapolis, MN 55479

By Facsimile (eligible institutions only):	For Information or To Confirm by Telephone:
(612) 667-6282 Attn: Bondholder Communications	(800) 344-5128 Attn: Bondholder Communications

        DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OR TRANSMISSION TO A FACSIMILE NUMBER OTHER THAN AS SET FORTH ABOVE DOES NOT CONSTITUTE A VALID DELIVERY. THE METHOD OF DELIVERY OF ALL DOCUMENTS, INCLUDING CERTIFICATES, IS AT THE RISK OF THE HOLDER. IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED.

        THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

        The undersigned acknowledges that he or she has received the Prospectus, dated April     , 2011 (the "Prospectus"), of Res-Care, Inc., a Kentucky corporation (the "Company") and this Letter of Transmittal and the instructions hereto (the "Letter of Transmittal"), which together constitute the Company's offer to exchange (the "Exchange Offer") its 10.75% Senior Notes due 2019 (the "Exchange Notes") that have been registered under the Securities Act of 1933, as amended (the "Securities Act"), pursuant to a Registration Statement of which the Prospectus is a part, for a like principal amount of its outstanding 10.75% Senior Notes due 2019 (the "Outstanding Notes"), of which $200,000,000 aggregate principal amount is outstanding, upon the terms and subject to the conditions set forth in the Prospectus and this Letter of Transmittal. The term "Expiration Date" shall mean [5:00] p.m., New York City time, on                        , 2011, unless the Company, in its sole discretion, extends the Exchange Offer, in which case the term shall mean the latest date and time to which the Exchange Offer is extended by the Company. Capitalized terms used but not defined herein have the meaning given to them in the Prospectus.

        This Letter of Transmittal is to be used either if (i) certificates representing Outstanding Notes are to be physically delivered to the Exchange Agent herewith by Holders, (ii) tender of Outstanding Notes is to be made by book-entry transfer to an account maintained by the Exchange Agent at The Depository Trust Company ("Depositary" or "DTC"), pursuant to the procedures set forth in "The Exchange Offer—Procedures for tendering outstanding notes" in the Prospectus by any financial institution that is a participant in DTC and whose name appears on a security position listing as the owner of Outstanding Notes or (iii) tender of Outstanding

Notes is to be made according to the guaranteed delivery procedures set forth in the Prospectus under "The Exchange Offer—Guaranteed delivery procedures." Delivery of this Letter of Transmittal and any other required documents must be made to the Exchange Agent. DELIVERY OF DOCUMENTS TO DTC DOES NOT CONSTITUTE DELIVERY TO THE EXCHANGE AGENT.

        The term "Holder" as used herein means any person in whose name Outstanding Notes are registered on the books of the Company or any other person who has obtained a properly completed bond power from the registered Holder.

        All Holders of Outstanding Notes who wish to tender their Outstanding Notes must, before the Expiration Date: (1) complete, sign, and deliver this Letter of Transmittal, or a facsimile thereof, to the Exchange Agent, in person or to the address set forth above; and (2) tender (and not withdraw) his or her Outstanding Notes or, if a tender of Outstanding Notes is to be made by book-entry transfer to the account maintained by the Exchange Agent at DTC, confirm such book-entry transfer (a "Book-Entry Confirmation"), in each case in accordance with the procedures for tendering described in the Instructions to this Letter of Transmittal. Holders of Outstanding Notes whose certificates are not immediately available, or who are unable to deliver their certificates or Book-Entry Confirmation and all other documents required by this Letter of Transmittal to be delivered to the Exchange Agent on or before the Expiration Date, must tender their Outstanding Notes according to the guaranteed delivery procedures set forth under the caption "The Exchange Offer—Guaranteed Delivery Procedures" in the Prospectus. (See Instruction 2.)

        Upon the terms and subject to the conditions of the Exchange Offer, the acceptance for exchange of the Outstanding Notes validly tendered and not withdrawn and the issuance of the Exchange Notes will be made promptly following the Expiration Date. For the purposes of the Exchange Offer, the Company shall be deemed to have accepted for exchange validly tendered Outstanding Notes when, as and if the Company has given written notice thereof to the Exchange Agent.

        The undersigned has completed, executed and delivered this Letter of Transmittal to indicate the action the undersigned desires to take with respect to the Exchange Offer. Holders who wish to tender their Outstanding Notes must complete this Letter of Transmittal in its entirety.

        PLEASE READ THE ENTIRE LETTER OF TRANSMITTAL AND THE PROSPECTUS CAREFULLY BEFORE CHECKING ANY BOX BELOW. THE INSTRUCTIONS INCLUDED IN THIS LETTER OF TRANSMITTAL MUST BE FOLLOWED. REQUESTS FOR ADDITIONAL COPIES OF THE PROSPECTUS, THIS LETTER OF TRANSMITTAL AND THE NOTICE OF GUARANTEED DELIVERY MAY BE DIRECTED TO THE EXCHANGE AGENT. SEE INSTRUCTION 12 HEREIN.

        HOLDERS WHO WISH TO ACCEPT THE EXCHANGE OFFER AND TENDER THEIR OUTSTANDING NOTES MUST COMPLETE THIS LETTER OF TRANSMITTAL IN ITS ENTIRETY AND COMPLY WITH ALL OF ITS TERMS.

        List below the Outstanding Notes to which this Letter of Transmittal relates. If the space provided below is inadequate, the Certificate Numbers and Principal Amounts should be listed on a separate signed schedule, attached hereto. The minimum permitted tender is $2,000 in principal amount of each of the 10.75% Senior Notes due 2019. All other tenders must be in integral multiples of $1,000.

DESCRIPTION OF 10.75% SENIOR NOTES DUE 2019

Name(s) and Address(es) of Registered Holder(s)* (Please Fill in, if Blank)	(A) Certificate Number(s)*	(B) Aggregate Principal Amount Tendered (If Less Than All)**

Total Principal Amount of Outstanding Notes Tendered

*	Need not be completed by book-entry holders.
**	Need not be completed by Holders who wish to tender with respect to all Outstanding Notes listed.

PLEASE READ CAREFULLY THE ACCOMPANYING INSTRUCTIONS SPECIAL REGISTRATION INSTRUCTIONS (SEE INSTRUCTIONS 4, 5 AND 6)

To be completed ONLY if certificates for Outstanding Notes in a principal amount not tendered, or Exchange Notes issued in exchange for Outstanding Notes accepted for exchange, are to be issued in the name of someone other than the undersigned.
Issue certificate(s) to:
Name
(Please Print)
(Please Print)

Address
(Including Zip Code)
(Tax Identification or Social Security Number)

SPECIAL DELIVERY INSTRUCTIONS
(See Instructions 4, 5 and 6)

        To be completed ONLY if certificates for Outstanding Notes in a principal amount not tendered, or Exchange Notes issued in exchange for Outstanding Notes accepted for exchange, are to be delivered to someone other than the undersigned.

Deliver certificate(s) to:

Name
(Please Print)
(Please Print)

Address
(Including Zip Code)
(Tax Identification or Social Security Number)

        IMPORTANT: THIS LETTER OF TRANSMITTAL OR A FACSIMILE HEREOF (TOGETHER WITH THE CERTIFICATE(S) FOR OUTSTANDING NOTES OR A CONFIRMATION OF BOOK-ENTRY TRANSFER OF SUCH OUTSTANDING NOTES AND ALL OTHER REQUIRED DOCUMENTS) OR, IF GUARANTEED DELIVERY PROCEDURES ARE TO BE COMPLIED WITH, A NOTICE OF GUARANTEED DELIVERY, MUST BE RECEIVED BY THE EXCHANGE AGENT BEFORE THE EXPIRATION DATE.

  [
  _[FONT,1,9213,10,0,2]_][    ]     Check here if Outstanding Notes are being delivered by DTC to an account maintained by the Exchange Agent with DTC and complete the following:

Name of Tendering Institution

The Depository Trust Company Account Number

Transaction Code Number

        Holders whose Outstanding Notes are not immediately available or who cannot deliver their Outstanding Notes and all other documents required hereby to the Exchange Agent on or before the Expiration Date may tender their Outstanding Notes according to the guaranteed delivery procedures set forth in the Prospectus under the caption "The Exchange Offer—Guaranteed delivery procedures." (See Instruction 2.)

  [
  _[FONT,1,9213,10,0,2]_][    ]     Check here if Outstanding Notes are being delivered pursuant to a notice of guaranteed delivery previously sent to the Exchange Agent and complete the following:

Name(s) of tendering Holder(s)

Date of Execution of Notice of Guaranteed Delivery

Name of Institution which Guaranteed Delivery

Transaction Code Number
  [
  _[FONT,1,9213,10,0,2]_][    ]     Check here if you are a Broker-Dealer and wish to receive 10 additional copies of the prospectus and 10 copies of any Amendments or Supplements thereto.

Name:

Address:

        If the undersigned is not a broker-dealer, the undersigned represents that it is not engaged in, and does not intend to engage in, a distribution of Exchange Notes. If the undersigned is a broker-dealer that will receive Exchange Notes for its own account in exchange for Outstanding Notes, it represents that the Outstanding Notes to be exchanged for the Exchange Notes were acquired by it and that it will deliver a prospectus in connection with any resale of such Exchange Notes; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act.

 NOTE: SIGNATURES MUST BE PROVIDED BELOW
Please Read Accompanying Instructions Carefully

Ladies and Gentlemen:

        Subject to the terms and conditions of the Exchange Offer, the undersigned hereby tenders to ResCare, Inc. (the "Company") the principal amount of Outstanding Notes indicated above. Subject to and effective upon the acceptance for exchange of the principal amount of Outstanding Notes tendered hereby in accordance with this Letter of Transmittal, the undersigned sells, assigns and transfers to, or upon the order of, the Company all right, title and interest in and to the Outstanding Notes tendered hereby. The undersigned hereby irrevocably constitutes and appoints the Exchange Agent as its agent and attorney-in-fact (with full knowledge that the Exchange Agent also acts as the agent of the Company and as Trustee and Registrar under the Indenture for the Outstanding Notes and the Exchange Notes) with respect to the tendered Outstanding Notes with full power of substitution (such power of attorney being deemed an irrevocable power coupled with an interest), subject only to the right of withdrawal described in the Prospectus, to (i) deliver certificates for such Outstanding Notes to the Company or transfer ownership of such Outstanding Notes on the account books maintained by DTC, together, in either such case, with all accompanying evidences of transfer and authenticity to, or upon the order of, the Company and (ii) present such Outstanding Notes for transfer on the books of the Company and receive all benefits and otherwise exercise all rights of beneficial ownership of such Outstanding Notes, all in accordance with the terms of the Exchange Offer.

        The undersigned acknowledges that the Exchange Offer is being made in reliance upon interpretative advice given by the staff of the Securities and Exchange Commission to third parties in connection with transactions similar to the Exchange Offer, so that the Exchange Notes issued pursuant to the Exchange Offer in exchange for the Outstanding Notes may be offered for resale, resold and otherwise transferred by holders thereof (other than a broker-dealer who purchased such Outstanding Notes directly from the Company for resale pursuant to Rule 144A or any other available exemption under the Securities Act or a person that is an "affiliate" of the Company or any Guarantor within the meaning of Rule 405 under the Securities Act) without compliance with the registration and prospectus delivery provisions of the Securities Act, provided that such Exchange Notes are acquired in the ordinary course of such holders' business and such holders have no arrangement with any person to participate in the distribution of such Exchange Notes.

        The undersigned agrees that acceptance of any tendered Outstanding Notes by the Company and the issuance of Exchange Notes in exchange therefor shall constitute performance in full by the Company of its obligations under the Registration Rights Agreement, (as defined in the Prospectus) and that, upon the issuance of the Exchange Notes, the Company will have no further obligations or liabilities thereunder (except in certain limited circumstances).

        The undersigned represents and warrants that (i) the Exchange Notes acquired pursuant to the Exchange Offer are being acquired in the ordinary course of business of the person receiving Exchange Notes (which shall be the undersigned unless otherwise indicated in the box entitled "Special Delivery Instructions" above) (the "Recipient"), (ii) neither the undersigned nor the Recipient (if different) is engaged in, intends to engage in or has any arrangement or understanding with any person to participate in the distribution of such Exchange Notes, and (iii) neither the undersigned nor the Recipient (if different) is an "affiliate" of the Company or any Guarantor as defined in Rule 405 under the Securities Act. If the undersigned is not a broker-dealer, the undersigned further represents that it is not engaged in, and does not intend to engage in, a distribution of the Exchange Notes. If the undersigned is a broker-dealer, the undersigned further (x) represents that it acquired Outstanding Notes for the undersigned's own account as a result of market-making activities or other trading activities, (y) represents that it has not entered into any arrangement or understanding with the Company or any "affiliate" of the Company (within the meaning of Rule 405 under the Securities Act) to distribute the Exchange Notes to be received in the Exchange Offer and (z) acknowledges that it will deliver a prospectus meeting the requirements of the Securities Act (for which purposes delivery of the Prospectus, as the same may be hereafter supplemented or amended, shall be sufficient) in connection with any resale of Exchange Notes received in the Exchange Offer. Such a broker-dealer will not be deemed, solely by reason of such acknowledgment and prospectus delivery, to admit that it is an "underwriter" within the meaning of the Securities Act.

        The undersigned understands and agrees that the Company reserves the right not to accept tendered Outstanding Notes from any tendering holder if the Company determines, in its sole and absolute discretion, that such acceptance could result in a violation of applicable securities laws.

        The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, exchange, assign and transfer the Outstanding Notes tendered hereby and to acquire Exchange Notes issuable upon the exchange of such tendered Outstanding Notes, and that, when the same are accepted for exchange, the Company will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim. The undersigned also warrants that it will, upon request, execute and deliver any additional documents deemed to be necessary or desirable by the Exchange Agent or the Company in order to complete the exchange, assignment and transfer of tendered Outstanding Notes or transfer of ownership of such Outstanding Notes on the account books maintained by a book-entry transfer facility.

        The undersigned understands and acknowledges that the Company reserves the right in its sole discretion to purchase or make offers for any Outstanding Notes that remain outstanding after the Expiration Date or, as set forth in the Prospectus under the caption "The Exchange Offer—Procedures for tendering outstanding notes," to terminate the Exchange Offer and, to the extent permitted by applicable law, purchase Outstanding Notes in the open market, in privately negotiated transactions or otherwise. The terms of any such purchases or offers could differ from the terms of the Exchange Offer.

        The undersigned understands that the Company may accept the undersigned's tender by delivering written notice of acceptance to the Exchange Agent, at which time the undersigned's right to withdraw such tender will terminate. For purposes of the Exchange Offer, the Company shall be deemed to have accepted validly tendered Outstanding Notes when, as and if the Company has given oral (which shall be confirmed in writing) or written notice thereof to the Exchange Agent.

        The undersigned understands that the first interest payment following the Expiration Date will include unpaid interest on the Outstanding Notes accrued through the date of issuance of the Exchange Notes. The undersigned understands that tenders of Outstanding Notes pursuant to the procedures described under the caption "The Exchange Offer—Procedures for tendering outstanding notes" in the Prospectus and in the instructions hereto will constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the Exchange Offer.

        The undersigned acknowledges that the Exchange Offer is subject to the more detailed terms set forth in the Prospectus and, in case of any conflict between the terms of the Prospectus and this Letter of Transmittal, the Prospectus shall prevail.

        If any tendered Outstanding Notes are not accepted for exchange pursuant to the Exchange Offer for any reason, certificates for any such unaccepted Outstanding Notes will be returned (except as noted below with respect to tenders through DTC), at the Company's cost and expense, to the undersigned at the address shown below or at a different address as may be indicated herein under "Special Delivery Instructions" as promptly as practicable after the Expiration Date.

        All authority conferred or agreed to be conferred by this Letter of Transmittal shall survive the death, incapacity or dissolution of the undersigned, and every obligation of the undersigned under this Letter of Transmittal shall be binding upon the undersigned's heirs, personal representatives, successors and assigns. This tender may be withdrawn only in accordance with the procedures set forth in this Letter of Transmittal.

        By acceptance of the Exchange Offer, each broker-dealer that receives Exchange Notes pursuant to the Exchange Offer hereby acknowledges and agrees that upon the receipt of notice by the Company of the happening of any event which makes any statement in the Prospectus untrue in any material respect or which requires the making of any changes in the Prospectus in order to make the statements therein not misleading (which notice the Company agrees to deliver promptly to such broker-dealer), such brokerdealer will suspend use of the Prospectus until the Company has amended or supplemented the Prospectus to correct such misstatement or omission and has furnished copies of the amended or supplemented prospectus to such broker-dealer.

        Unless otherwise indicated under "Special Registration Instructions," please issue the certificates representing the Exchange Notes issued in exchange for the Outstanding Notes accepted for exchange and return any certificates for Outstanding Notes not tendered or not exchanged, in the name(s) of the undersigned (or, in either event in the case of Outstanding Notes tendered by DTC, by credit to the account at DTC). Similarly, unless otherwise indicated under "Special Delivery Instructions," please send the certificates representing the Exchange Notes issued in exchange for the Outstanding Notes accepted for exchange and any certificates for Outstanding Notes not tendered or not exchanged (and accompanying documents, as appropriate) to the undersigned at the address shown below the undersigned's signature(s), unless, in either event, tender is being made through DTC. In the event that both "Special Registration Instructions" and "Special Delivery Instructions" are completed, please issue the certificates representing the Exchange Notes issued in exchange for the Outstanding Notes accepted for exchange in the name(s) of, and return any certificates for Outstanding Notes not tendered or not exchanged to, the person(s) so indicated. The undersigned understands that the Company has no obligations pursuant to the "Special Registration Instructions" or "Special Delivery Instructions" to transfer any Outstanding Notes from the name of the registered Holder(s) thereof if the Company does not accept for exchange any of the Outstanding Notes so tendered.

        Holders who wish to tender the Outstanding Notes and (i) whose Outstanding Notes are not immediately available or (ii) who cannot deliver their Outstanding Notes, this Letter of Transmittal or any other documents required hereby to the Exchange Agent before the Expiration Date, may tender their Outstanding Notes according to the guaranteed delivery procedures set forth in the Prospectus under the caption "The Exchange Offer—Guaranteed delivery procedures." See Instruction 1 regarding the completion of the Letter of Transmittal.

PLEASE SIGN HERE WHETHER OR NOT
OUTSTANDING NOTES ARE BEING PHYSICALLY TENDERED HEREBY
AND WHETHER OR NOT TENDER IS TO BE MADE
PURSUANT TO THE GUARANTEED DELIVERY PROCEDURES

        This Letter of Transmittal must be signed by the registered holder(s) as their name(s) appear on the Outstanding Notes or, if tendered by a participant in DTC, exactly as such participant's name appears on a security listing as the owner of Outstanding Notes, or by person(s) authorized to become registered holder(s) by a properly completed bond power from the registered holder(s), a copy of which must be transmitted with this Letter of Transmittal. If Outstanding Notes to which this Letter of Transmittal relate are held of record by two or more joint holders, then all such holders must sign this Letter of Transmittal. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, then such person must (i) set forth his or her full title below and (ii) unless waived by the Company, submit evidence satisfactory to the Company of such person's authority to so act. (See Instruction 4.)

X	Date
X	Date
Signature(s) of Holders(s) or Authorized Signatory

Name(s): Address:
Name(s): Address:
(Including Zip Code)	(Please Print)
Capacity:	Area Code and Telephone Number:

Social Security No.:

 PLEASE COMPLETE SUBSTITUTE FORM W-9 HEREIN

BOX IV

SIGNATURE GUARANTEE (See Instruction 1)
Certain Signatures Must be Guaranteed by an Eligible Institution

(Name of Eligible Institution Guaranteeing Signatures)
(Address (Including Zip Code) and Telephone Number (Including Area Code) of Firm)
(Authorized Signature)
(Printed Name)
(Title)
Date:

 INSTRUCTIONS

Forming Part of The Terms and Conditions of The Exchange Offer

        1.     GUARANTEE OF SIGNATURES.    Signatures on this Letter of Transmittal need not be guaranteed if (a) this Letter of Transmittal is signed by the registered holder(s) of the Outstanding Notes tendered herewith and such holder(s) have not completed the box set forth herein entitled "Special Registration Instructions" or the box entitled "Special Delivery Instructions" or (b) such Outstanding Notes are tendered for the account of an Eligible Institution. (See Instruction 6.) Otherwise, all signatures on this Letter of Transmittal or a notice of withdrawal, as the case may be, must be guaranteed by a member firm of a registered national securities exchange or of the Financial Industry Regulatory Authority or a commercial bank or trust company having an office or correspondent in the United States (an "Eligible Institution"). All signatures on bond powers and endorsements on certificates must also be guaranteed by an Eligible Institution.

        2.     DELIVERY OF THIS LETTER OF TRANSMITTAL AND OUTSTANDING NOTES.    Certificates for all physically delivered Outstanding Notes or confirmation of any book-entry transfer to the Exchange Agent at DTC of Outstanding Notes tendered by book-entry transfer, as well as, in each case (including cases where tender is affected by book-entry transfer), a properly completed and duly executed copy of this Letter of Transmittal or facsimile hereof and any other documents required by this Letter of Transmittal must be received by the Exchange Agent at its address set forth herein before [5:00] p.m., New York City time, on the Expiration Date. The method of delivery of the tendered Outstanding Notes, this Letter of Transmittal and all other required documents to the Exchange Agent is at the election and risk of the Holder and the delivery will be deemed made only when actually received by the Exchange Agent. If Outstanding Notes are sent by mail, registered mail with return receipt requested, properly insured, is recommended. In all cases, sufficient time should be allowed to ensure timely delivery. No Letter of Transmittal or Outstanding Notes should be sent to the Company.

        The Exchange Agent will make a request to establish an account with respect to the Outstanding Notes at the Depositary for purposes of the Exchange Offer within two business days after receipt of the Prospectus, and any financial institution that is a participant in the Depositary may make book-entry delivery of Outstanding Notes by causing the Depositary to transfer such Outstanding Notes into the Exchange Agent's account at the Depositary in accordance with the Depositary's procedures for transfer. However, although delivery of Outstanding Notes may be effected through book-entry transfer at the Depositary, the Letter of Transmittal, with any required signature guarantees or an Agent's Message (as defined below) in connection with a book-entry transfer and any other required documents, must, in any case, be transmitted to and received by the Exchange Agent at the address specified on the cover page of the Letter of Transmittal on or before the Expiration Date or the guaranteed delivery procedures described below must be complied with.

        A Holder may tender Outstanding Notes that are held through the Depositary by transmitting its acceptance through the Depositary's Automatic Tender Offer Program, for which the transaction will be eligible, and the Depositary will then edit and verify the acceptance and send an Agent's Message to the Exchange Agent for its acceptance. The term "Agent's Message" means a message transmitted by the Depositary to, and received by, the Exchange Agent and forming part of the Book-Entry Confirmation, which states that the Depositary has received an express acknowledgment from each participant in the Depositary tendering the Outstanding Notes and that such participant has received the Letter of Transmittal and agrees to be bound by the terms of the Letter of Transmittal and the Company may enforce such agreement against such participant.

        Holders who wish to tender their Outstanding Notes and (i) whose Outstanding Notes are not immediately available, or (ii) who cannot deliver their Outstanding Notes, this Letter of Transmittal or any other documents required hereby to the Exchange Agent before the Expiration Date or comply with book-entry transfer procedures on a timely basis must tender their Outstanding Notes according to the guaranteed delivery procedures set forth in the Prospectus. See "The Exchange Offer—Guaranteed delivery procedures." Pursuant to such procedure: (i) such tender must be made by or through an Eligible Institution; (ii) before the Expiration Date, the Exchange Agent must have received from the Eligible Institution a properly completed and duly executed Notice of Guaranteed Delivery (by facsimile transmission, overnight courier, mail or hand delivery) setting forth the name and address of the Holder of the Outstanding Notes, the certificate number or numbers of such Outstanding Notes and the principal amount of Outstanding Notes tendered, stating that the tender is being made thereby and guaranteeing that, within three New York Stock Exchange trading days after the Expiration Date, this Letter of Transmittal (or facsimile hereof) together with the certificate(s) representing the Outstanding Notes and any other required documents will be deposited by the Eligible Institution with the Exchange Agent; and (iii) such properly completed and executed Letter of Transmittal (or facsimile hereof), as well as all other documents required by this Letter of Transmittal and the certificate(s) representing all tendered Outstanding Notes in proper form for transfer (or a confirmation of bookentry transfer of such Outstanding Notes into the Exchange Agent's account at DTC), must be received by the Exchange Agent within three New York Stock Exchange trading days after the Expiration Date, all in the manner provided in the Prospectus under the caption "The Exchange Offer—Guaranteed delivery procedures." Any Holder who wishes to tender his Outstanding Notes pursuant to the guaranteed delivery procedures described above must ensure that the Exchange Agent receives the Notice of Guaranteed Delivery before [5:00] p.m., New York City time, on the Expiration Date. Upon request to the Exchange Agent, a Notice of Guaranteed Delivery will be sent to Holders who wish to tender their Outstanding Notes according to the guaranteed delivery procedures set forth above.

        All questions as to the validity, form, eligibility (including time of receipt), acceptance of tendered Outstanding Notes, and withdrawal of tendered Outstanding Notes will be determined by the Company in its sole discretion, which determination will be final and binding. All tendering Holders, by execution of this Letter of Transmittal (or facsimile thereof), shall waive any right to receive notice of the acceptance of the Outstanding Notes for exchange. The Company reserves the absolute right to reject any and all Outstanding Notes not properly tendered or any Outstanding Notes, the Company's acceptance of which would, in the opinion of counsel for the Company, be unlawful. The Company also reserves the right to waive any irregularities or conditions of tender as to particular Outstanding Notes, the Company's interpretation of the terms and conditions of the Exchange Offer (including the instructions in this Letter of Transmittal) shall be final and binding on all parties. Unless waived, any defects or irregularities in connection with tenders of Outstanding Notes must be cured within such time as the Company shall determine. Neither the Company, the Exchange Agent nor any other person shall be under any duty to give notification of defects or irregularities with respect to tenders of Outstanding Notes, nor shall any of them incur any liability for failure to give such notification. Tenders of Outstanding Notes will not be deemed to have been made until such defects or irregularities have been cured to the Company's satisfaction or waived. Any Outstanding Notes received by the Exchange Agent that are not properly tendered and as to which the defects or irregularities have not been cured or waived will be returned by the Exchange Agent to the tendering Holders pursuant to the Company's determination, unless otherwise provided in this Letter of Transmittal as soon as practicable following the Expiration Date. The Exchange Agent has no fiduciary duties to the Holders with respect to the Exchange Offer and is acting solely on the basis of directions of the Company.

        3.     INADEQUATE SPACE.    If the space provided is inadequate, the certificate numbers and/or the number of Outstanding Notes should be listed on a separate signed schedule attached hereto.

        4.     TENDER BY HOLDER.    Only a Holder of Outstanding Notes may tender such Outstanding Notes in the Exchange Offer. Any beneficial owner of Outstanding Notes who is not the registered Holder and who wishes to tender should arrange with such registered Holder to execute and deliver this Letter of Transmittal on such beneficial owner's behalf or must, before completing and executing this Letter of Transmittal and delivering his Outstanding Notes, either make appropriate arrangements to register ownership of the Outstanding Notes in such beneficial owner's name or obtain a properly completed bond power from the registered Holder or properly endorsed certificates representing such Outstanding Notes.

        5.     PARTIAL TENDERS; WITHDRAWALS.    Tenders of Outstanding Notes will be accepted only in denominations of $2,000 and integral multiples of $1,000 in excess of $2,000. If less than the entire principal amount of any Outstanding Notes is tendered, the tendering Holder should fill in the principal amount tendered in the third column of the box entitled "Description of 10.75% Senior Notes due 2019" above. The entire principal amount of any Outstanding Notes delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated. If the entire principal amount of all Outstanding Notes is not tendered, then Outstanding Notes for the principal amount of Outstanding Notes not tendered and a certificate or certificates representing Exchange Notes issued in exchange for any Outstanding Notes accepted will be sent to the Holder at his or her registered address, unless a different address is provided in the "Special Delivery Instructions" box above on this Letter of Transmittal or unless tender is made through DTC, promptly after the Outstanding Notes are accepted for exchange.

        Except as otherwise provided herein, tenders of Outstanding Notes may be withdrawn at any time before [5:00] p.m., New York City time, on the Expiration Date. To withdraw a tender of Outstanding Notes in the Exchange Offer, a written or facsimile transmission notice of withdrawal must be received by the Exchange Agent at its address set forth herein before [5:00] p.m., New York City time, on the Expiration Date. Any such notice of withdrawal must (i) specify the name of the person having deposited the Outstanding Notes to be withdrawn (the

"Depositor"), (ii) identify the Outstanding Notes to be withdrawn (including the certificate number or numbers and principal amount of such Outstanding Notes, or, in the case of Outstanding Notes transferred by book-entry transfer the name and number of the account at DTC to be credited), (iii) be signed by the Depositor in the same manner as the original signature on the Letter of Transmittal by which such Outstanding Notes were tendered (including any required signature guarantees) or be accompanied by documents of transfer sufficient to have the Registrar with respect to the Outstanding Notes register the transfer of such Outstanding Notes into the name of the person withdrawing the tender and (iv) specify the name in which any such Outstanding Notes are to be registered, if different from that of the Depositor. All questions as to the validity, form and eligibility (including time of receipt) of such notices will be determined by the Company, whose determination shall be final and binding on all parties. Any Outstanding Notes so withdrawn will be deemed not to have been validly tendered for purposes of the Exchange Offer and no Exchange Notes will be issued with respect thereto unless the Outstanding Notes so withdrawn are validly retendered. Any Outstanding Notes which have been tendered but which are not accepted for exchange by the Company will be returned to the Holder thereof without cost to such Holder as soon as practicable after withdrawal, rejection of tender or termination of the Exchange Offer. Properly withdrawn Outstanding Notes may be retendered by following one of the procedures described in the Prospectus under "The Exchange Offer—Procedures for tendering outstanding notes" at any time before the Expiration Date.

        6.     SIGNATURES ON THE LETTER OF TRANSMITTAL; BOND POWERS AND ENDORSEMENTS.    If this Letter of Transmittal (or facsimile hereof) is signed by the registered Holder(s) of the Outstanding Notes tendered hereby, the signature must correspond with the name(s) as written on the face of the Outstanding Note without alteration, enlargement or any change whatsoever.

        If any of the Outstanding Notes tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

        If a number of Outstanding Notes registered in different names are tendered, it will be necessary to complete, sign and submit as many copies of this Letter of Transmittal as there are different registrations of Outstanding Notes.

        If this Letter of Transmittal (or facsimile hereof) is signed by the registered Holder or Holders (which term, for the purposes described herein, shall include a book-entry transfer facility whose name appears on a security listing as the owner of the Outstanding Notes) of Outstanding Notes tendered and the certificate or certificates for Exchange Notes issued in exchange therefor is to be issued (or any untendered principal amount of Outstanding Notes to be reissued) to the registered Holder, then such Holder need not and should not endorse any tendered Outstanding Notes, nor provide a separate bond power. In any other case, such Holder must either properly endorse the Outstanding Notes tendered or transmit a properly completed separate bond power with this Letter of Transmittal with the signatures on the endorsement or bond power guaranteed by an Eligible Institution.

        If this Letter of Transmittal (or facsimile hereof) is signed by a person other than the registered Holder or Holders of any Outstanding Notes listed, such Outstanding Notes must be endorsed or accompanied by appropriate bond powers in each case signed as the name of the registered Holder or Holders appears on the Outstanding Notes. If this Letter of Transmittal (or facsimile hereof) or any Outstanding Notes or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, or officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and unless waived by the Company, evidence satisfactory to the Company of their authority so to act must be submitted with this Letter of Transmittal.

        Endorsements on Outstanding Notes or signatures on bond powers required by this Instruction 6 must be guaranteed by an Eligible Institution.

        7.     SPECIAL REGISTRATION AND DELIVERY INSTRUCTIONS.    Tendering Holders should indicate, in the applicable box or boxes, the name and address to which Exchange Notes or substitute Outstanding Notes for principal amounts not tendered or not accepted for exchange are to be issued or sent, if different from the name and address of the person signing this Letter of Transmittal. In the case of issuance in a different name, the taxpayer identification or social security number of the person named must also be indicated.

        8.     BACKUP FEDERAL INCOME TAX WITHHOLDING AND SUBSTITUTE FORM W-9.    Under the federal income tax laws, payments that may be made by the Company on account of Exchange Notes issued pursuant to the Exchange Offer may be subject to backup withholding at the rate of 28%. In order to avoid such backup withholding, each tendering Holder should complete and sign the Substitute Form W-9 included in this Letter of Transmittal and either (a) provide the correct taxpayer identification number ("TIN") and certify, under penalties of perjury, that the TIN provided is correct and that (i) the Holder has not been notified by the Internal Revenue Service (the "IRS") that the Holder is subject to backup withholding as a result of failure to report all interest or dividends or (ii) the IRS has notified the Holder that the Holder is no longer subject to backup withholding; or (b) provide an adequate basis for exemption. If the tendering Holder has not been issued a TIN and has applied for one, or intends to apply for one in the near future, such Holder should check the box in Part 3 of the Substitute Form W-9, sign and date the Substitute Form W-9 and sign the Certificate of Payee Awaiting Taxpayer Identification Number. If the box in Part 3 is checked, the Company (or the Paying Agent under the Indenture governing the Exchange Notes) shall retain 28% of payments made to the tendering Holder during the sixty-day period following the date of the Substitute Form W-9. If the Holder furnishes the Exchange Agent or the Company with its TIN within sixty days after the date of the Substitute Form W-9, the Company (or the Paying Agent) shall remit such amounts retained during the sixty-day period to the Holder and no further amounts shall be retained or withheld from payments made to the Holder thereafter. If, however, the Holder has not provided the Exchange Agent or the Company with its TIN within such sixty-day period, the Company (or the Paying Agent) shall remit such previously retained amounts to the IRS as backup withholding. In general, if a Holder is an individual, the TIN is the Social Security Number of such individual. If either the Exchange Agent or the Company is not provided with the correct TIN, the Holder may be subject to a $50 penalty imposed by the IRS. Certain Holders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. In order for a foreign individual to qualify as an exempt recipient, such Holder must submit a statement (generally, IRS Form W-8), signed under penalties of perjury, attesting to that individual's exempt status. Such statements can be obtained from the Exchange Agent. For further information concerning backup withholding and instructions for completing the Substitute Form W-9 (including how to obtain a taxpayer identification number if you do not have one and how to complete the Substitute Form W-9 if Outstanding Notes are registered in more than one name), consult the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9."

        Failure to complete the Substitute Form W-9 will not, by itself, cause Outstanding Notes to be deemed invalidly tendered, but may require the Company (or the Paying Agent) to withhold 28% of the amount of any payments made on account of the Exchange Notes. Backup withholding is not an additional federal income tax. Rather, the federal income tax liability of a person subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the IRS.

        9.     TRANSFER TAXES.    The Company will pay all transfer taxes, if any, applicable to the exchange of Outstanding Notes pursuant to the Exchange Offer. If, however, certificates representing Exchange Notes or Outstanding Notes for principal amounts not tendered or accepted for exchange are to be delivered to, or are to be registered in the name of, any person other than the registered Holder of the Outstanding Notes tendered hereby, or if tendered Outstanding Notes are registered in the name of a person other than the person signing this Letter of Transmittal, or if a transfer tax is imposed for any reason other than the exchange of Outstanding Notes pursuant to the Exchange Offer, then the amount of any such transfer taxes (whether imposed on the registered Holder or on any other persons) will be payable by the tendering Holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted with this Letter of Transmittal, the amount of such transfer taxes will be billed directly to such tendering Holder. See the Prospectus under "The Exchange Offer—Transfer taxes."

        Except as provided in this Instruction 9, it will not be necessary for transfer tax stamps to be affixed to the Outstanding Notes listed in this Letter of Transmittal.

        10.   WAIVER OF CONDITIONS.    The Company reserves the right, in its sole discretion, to amend, waive or modify specified conditions of the Exchange Offer in the case of any Outstanding Notes tendered.

        11.   MUTILATED, LOST, STOLEN OR DESTROYED OUTSTANDING NOTES.    Any tendering Holder whose Outstanding Notes have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address indicated herein for further instructions.

        12.   REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES.    Requests for assistance and requests for additional copies of the Prospectus or this Letter of Transmittal may be directed to the Exchange Agent at the address specified in the Prospectus. Holders may also contact their broker, dealer, commercial bank, trust company or other nominee for assistance concerning the Exchange Offer.

(Do Not Write in Space Below)

Certificate Surrendered	Outstanding Notes Tendered	Outstanding Notes Accepted

Date Received	Accepted by	Checked by

Delivery Prepared by	Checked by	Date

IMPORTANT TAX INFORMATION

        Under federal income tax laws, a Holder whose tendered Outstanding Notes are accepted for exchange is required to provide the Exchange Agent (as payer) with such Holder's correct TIN on Substitute Form W-9 below or otherwise establish a basis for exemption from backup withholding. If such Holder is an individual, the TIN is his or her social security number. If the Exchange Agent is not provided with the correct TIN, a $50 penalty may be imposed by the Internal Revenue Service, and payments made pursuant to the Exchange Offer may be subject to backup withholding.

        Certain Holders (including, among others, all corporations and certain foreign persons) are not subject to these backup withholding and reporting requirements. Exempt Holders should indicate their exempt status on Substitute Form W-9. A foreign person generally may qualify as an exempt recipient by submitting to the Exchange Agent the appropriate properly completed Internal Revenue Service Form W-8, signed under penalties of perjury, attesting to that Holder's exempt status. Such form can be obtained from the Exchange Agent. See the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional instructions.

        If backup withholding applies, the Exchange Agent is required to withhold 28% of any payments made to the Holder or other payee. Backup withholding is not an additional federal income tax. Rather, the federal income tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service.

Purpose of Substitute Form W-9

        To prevent backup withholding on payments made with respect to the Exchange Offer, the Holder is required to provide the Exchange Agent with either: (i) the Holder's correct TIN by completing the form below, certifying that the TIN provided on Substitute Form W-9 is correct (or that such Holder is awaiting a TIN) and that (A) the Holder has been notified by the Internal Revenue Service that the Holder is subject to backup withholding as a result of failure to report all interest or dividends or (B) the Internal Revenue Service has notified the Holder that the Holder is no longer subject to backup withholding or (ii) an adequate basis for exemption.

What Number to Give the Exchange Agent

        The Holder is required to give the Exchange Agent the TIN (e.g., social security number or employer identification number) of the registered Holder of the Outstanding Notes. If the Outstanding Notes are held in more than one name or are held not in the name of the actual owner, consult the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional guidance on which number to report.

 TO BE COMPLETED BY ALL TENDERING HOLDERS

Payer's Name: RES-CARE, Inc.

Social Security Number(s) SUBSTITUTE FORM W-9 Department of the Treasury Internal Revenue Service
Part 1—Please Provide Your TIN In The Box At Right and Certify By Signing and Dating Below

Enter your TIN on the appropriate line. The TIN provided must match the name of the tendering Holder to avoid backup withholding. For individuals, this is your social security number (SSN). However, for a resident alien, sole proprietor, or disregarded entity, see the Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9, below. For other entities, it is your employer identification number (EIN).

Note. If the account is in more than one name, see the Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9, below

 Social Security Number or

Employer Identification Number(s)

Payer's Request for Taxpayer Identification Number ("TIN")	Part 2—Certification—Under penalties of perjury, I certify that: (1) The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me), and (2) I am not subject to back up withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to back up withholding, and (3) I am a U.S. citizen or other U.S. person.

Certification Instructions—You must cross out item (2) above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest or dividends on your tax return.

Signature	Awaiting TIN ☐ Date:

NOTE:
FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN A $50 PENALTY IMPOSED BY THE INTERNAL REVENUE SERVICE AND BACKUP WITHHOLDING OF 28% OF ANY REPORTABLE CASH PAYMENTS. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.
YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX IN PART 3 OF THE SUBSTITUTE FORM W-9.

CERTIFICATE OF PAYEE AWAITING TAXPAYER IDENTIFICATION NUMBER

        I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (1) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of payment, 28% of all reportable cash payments made to me thereafter will be withheld until I provide a taxpayer identification number.

Signature	Date

        ALL TENDERED OUTSTANDING NOTES, EXECUTED LETTERS OF TRANSMITTAL AND OTHER RELATED DOCUMENTS SHOULD BE DIRECTED TO THE EXCHANGE AGENT. REQUESTS FOR ADDITIONAL COPIES OF THE PROSPECTUS, THE LETTER OF TRANSMITTAL AND OTHER RELATED DOCUMENTS SHOULD BE ADDRESSED TO THE EXCHANGE AGENT AS FOLLOWS:

By Overnight Courier or Regular Mail:	By Registered or Certified Mail:	By Hand:
Wells Fargo Bank, National Association MAC N9303-121 Corporate Trust Operations Sixth Street & Marquette Avenue Minneapolis, MN 55479	Wells Fargo Bank, National Association MAC N9303-121 Corporate Trust Operations P.O. Box 1517 Minneapolis, MN 55480	Wells Fargo Bank, National Association Corporate Trust Operations Northstar East Bldg.—12th Floor 608 Second Avenue South Minneapolis, MN 55479

By Facsimile (eligible institutions only):	For Information or To Confirm by Telephone:
(612) 667-6282 Attn: Bondholder Communications	(800) 344-5128 Attn: Bondholder Communications

        ORIGINALS OF ALL DOCUMENTS SUBMITTED BY FACSIMILE SHOULD BE SENT PROMPTLY BY HAND, OVERNIGHT DELIVERY, OR REGISTERED OR CERTIFIED MAIL.

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
NUMBER ON SUBSTITUTE FORM W-9

        Guidelines for Determining the Proper Identification Number to Give the Payer.    The taxpayer identification number for an individual is the individual's Social Security number. Social Security numbers have nine digits separated by two hyphens: e.g., 000-00-0000. The taxpayer identification number for an entity is the entity's Employer Identification number. Employer Identification numbers have nine digits separated by only one hyphen: e.g., 00-0000000. The table below will help determine the number to give the payer.

For this type of account:			Give the NAME and SOCIAL SECURITY number of—

1.	Individual		The individual
2.	Two or more individuals (joint account)		The actual owner of the account or, if combined funds, the first individual on the account(1)
3.	Custodian account of a minor (Uniform Gift to Minors Act)		The minor(2)
4.	a.	The usual revocable savings trust (grantor is also trustee)	The grantor-trustee(1)
	b.	So-called trust account that is not a legal or valid trust under state law	The actual owner(1)
5.	Sole proprietorship or disregarded entity owned by an individual		The owner(3)

For this type of account:			Give the NAME and EMPLOYER IDENTIFICATION number of—

6.	Grantor trust filing under Optional Form 1099 Filing Method 1 (see Regulation 1.671-4(b)(2)(i)(A)		The grantor(3)
7.	Disregarded entity not owned by an individual		The owner
8.	A valid trust, estate, or pension trust		Legal entity(4)
9.	Corporation or LLC electing corporate status on Form 8832 or Form 2553		The corporation
10.	Association, club, religious, charitable, educational or other tax-exempt organization		The organization
11.	Partnership or mult-member LLC		The partnership
12.	A broker or registered nominee		The broker or nominee
13.	Account with the Department of Agriculture in the name of a public entity (such as a state or local government, school district, or prison) that receives agriculture program payments		The public entity
14.	Grantor trust filing under the Form 1041 Filing Method 2 (see Regulation section 1.671-(b)(2)(i)(B))		The trust

(1)
List first and circle the name of the person whose number you furnish. If only one person on a joint account has a Social Security number, that person's number must be furnished.

(2)
Circle the minor's name and furnish the minor's Social Security number.

(3)
You must show your individual name and you may also enter your business or "DBA" name on the second name line. You may use your Social Security number or Employer Identification number (if you have one). If you are a sole proprietor, the IRS encourages you to use your Social Security number.

(4)
List first and circle the name of the legal trust, estate, or pension trust. (Do not furnish the taxpayer identification number of the personal representative or trustee unless the legal entity itself is not designated in the account title).

Note:
If no name is circled when there is more than one name, the number will be considered to be that of the first name listed.

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
NUMBER ON SUBSTITUTE FORM W-9

Obtaining a Number

        If you do not have a taxpayer identification number or you don't know your number, obtain Form SS-5, Application for a Social Security Number Card, or Form SS-4, Application for Employer Identification Number, at the local office of the Social Security Administration or the Internal Revenue Service (the "IRS") and apply for a number.

        To complete the Substitute Form W-9, if you do not have a taxpayer identification number, write "Applied For" in the space for the taxpayer identification number in Part 1, sign and date the Form, and give it to the requester. If the requester does not receive your taxpayer identification number within 60 days, backup withholding, if applicable, will begin and will continue until you furnish your taxpayer identification number to the requester.

Payees Exempt from Backup Withholding

Payees generally exempted from backup withholding on ALL payments include the following:

(1)
An organization exempt from tax under section 501(a), or an individual retirement plan ("IRA"), or a custodial account under 403(b)(7), if the account satisfies the requirements of section 401(f)(2),

(2)
The United States or any of its agencies or instrumentalities,

(3)
A state, the District of Columbia, a possession of the United States, or any of their political subdivisions or instrumentalities,

(4)
A foreign government or any of its political subdivisions, agencies or instrumentalities,

(5)
An international organization or any of its agencies or instrumentalities,

(6)
A corporation,

(7)
A foreign central bank of issue,

(8)
A dealer in securities or commodities required to register in the United States, the District of Columbia, or a possession of the United States,

(9)
A futures commission merchant registered with the Commodity Futures Trading Commission,

(10)
A real estate investment trust,

(11)
An entity registered at all times during the tax year under the Investment Company Act of 1940,

(12)
A common trust fund operated by a bank under section 584(a),

(13)
A financial institution,

(14)
A middleman known in the investment community as a nominee or custodian, or

(15)
A trust exempt from tax under section 664 or described in section 4947.

Payments Exempt from Backup Withholding

        Payments of dividends and patronage dividends generally not subject to backup withholding also include the following:

•
Payments to nonresident aliens subject to withholding under section 1441.

•
Payments to partnerships not engaged in a trade or business in the United States and that have at least one nonresident alien partner.

•
Payments of patronage dividends not paid in money.

•
Payments made by certain foreign organizations.

•
Section 404(k) distributions made by an ESOP.

Payments of interest generally not subject to backup withholding include the following:

•
Payments of interest on obligations issued by individuals. However, if you pay $600 or more of interest in the course of your trade or business to a payee, you must report the payment. Backup withholding applies to the reportable payment if the payee has not provided a TIN or has provided an incorrect TIN.

•
Payments of tax-exempt interest (including exempt interest dividends under section 852).

•
Payments described in section 6049(b)(5) to nonresident aliens.

•
Payments on tax-free covenant bonds under section 1451.

•
Payments made by certain foreign organizations.

•
Mortgage or student loan interest paid by you.

Exempt payees described above should file a Substitute Form W-9 to avoid possible erroneous backup withholding.

        FILE THIS FORM WITH THE PAYER, FURNISH YOUR TAXPAYER IDENTIFICATION NUMBER, WRITE "EXEMPT" ON THE FACE OF THE FORM, SIGN AND DATE THE FORM AND RETURN IT TO THE PAYER. IF YOU ARE NOT A NON-RESIDENT OR FOREIGN ENTITY NOT SUBJECT TO BACKUP WITHHOLDING, FILE WITH THE PAYER THE APPROPRIATE COMPLETED INTERNAL REVENUE FORM W-8 (CERTIFICATE OF FOREIGN STATUS).

        Certain payments other than interest, dividends, and patronage dividends that are not subject to information reporting are also not subject to backup withholding. For details see sections 6041, 6041A, 6042, 6044, 6045, 6049, 6050A and 6050N, and the regulations under such sections.

        Privacy Act Notice    Section 6109 requires you to give your correct taxpayer identification number to persons who must file information returns with the IRS to report interest, dividends, and certain other income paid to you, mortgage interest you paid, the acquisition or abandonment of secured property, cancellation of debt, or contributions you made to an IRA. The IRS uses the numbers for identification purposes and to help verify the accuracy of your tax return. You must provide your taxpayer identification number whether or not you are qualified to file a tax return. Payers must generally withhold 28% of taxable interest, dividend, and certain other payments to a payee who does not furnish a taxpayer identification number to a payer. Certain penalties may also apply.

Penalties

(1)
Penalty for Failure to Furnish Taxpayer Identification Number.    If you fail to furnish your taxpayer identification number to a payer, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

(2)
Civil Penalty for False Information With Respect to Withholding.    If you make a false statement with no reasonable basis that results in no backup withholding, you are subject to a $500 penalty.

(3)
Criminal Penalty for Falsifying Information.    Falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

FOR ADDITIONAL INFORMATION CONTACT YOUR
TAX CONSULTANT OR THE INTERNAL REVENUE SERVICE.

QuickLinks

  Exhibit 99.1
NOTE: SIGNATURES MUST BE PROVIDED BELOW Please Read Accompanying Instructions Carefully
PLEASE SIGN HERE WHETHER OR NOT OUTSTANDING NOTES ARE BEING PHYSICALLY TENDERED HEREBY AND WHETHER OR NOT TENDER IS TO BE MADE PURSUANT TO THE GUARANTEED DELIVERY PROCEDURES
PLEASE COMPLETE SUBSTITUTE FORM W-9 HEREIN
SIGNATURE GUARANTEE (See Instruction 1) Certain Signatures Must be Guaranteed by an Eligible Institution
INSTRUCTIONS Forming Part of The Terms and Conditions of The Exchange Offer
(Do Not Write in Space Below)
IMPORTANT TAX INFORMATION
TO BE COMPLETED BY ALL TENDERING HOLDERS